JONES VILLALTA OPPORTUNITY FUND

Supplement to Prospectus and Statement of Additional Information dated February 28, 2011

Ms. Alyson M. Gomez no longer serves as part of the portfolio management team of the Jones Villalta Opportunity Fund.  All references to Ms. Gomez in the Prospectus and Statement of Additional Information are no longer applicable.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated February 28, 2011, which provide information that you should know before investing in the Fund and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at (866) 950-5863.
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Supplement dated October 5, 2011